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                                                                      EXHIBIT 25

                              HUBBELL INCORPORATED

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, directors and/or officers of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby appoints Richard W. Davies as his true and lawful attorney and agent, with the power to act and with full power of substitution, to do all acts and to execute all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under said Act of shares of Common Stock, par value of $.01 per share, and of deferred compensation obligations of said Corporation to be offered pursuant to the Corporation's Amended and Restated Deferred Compensation Plan for Directors, including specifically, but without limiting the generality of the foregoing, power to sign the name of the undersigned director and officer (whether on behalf of the Corporation or otherwise), in such capacity, to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to said securities, to all amendments to said Registration Statement, and to all instruments or documents filed as a part of or in connection with said Registration Statement or any amendments thereto; and the undersigned hereby ratifies all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed this POWER OF ATTORNEY as of this 3rd day of December, 2002.

/s/ G. JACKSON RATCLIFFE
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G. Jackson Ratcliffe
Chairman of the Board
/s/ WILLIAM T. TOLLEY
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William T. Tolley
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)
/s/ TIMOTHY H. POWERS
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Timothy H. Powers
President and Chief Executive
Officer and Director (Chief Executive Officer)
/s/ GREGORY F. COVINO
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Gregory F. Covino
Corporate Controller
(Principal Accounting Officer)

                                   DIRECTORS

/s/ E. RICHARD BROOKS
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E. Richard Brooks
/s/ GEORGE W. EDWARDS, JR.
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George W. Edwards, Jr.
/s/ JOEL S. HOFFMAN
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Joel S. Hoffman
/s/ ANDREW MCNALLY IV
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Andrew McNally IV
/s/ DANIEL J. MEYER
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Daniel J. Meyer
/s/ MALCOLM WALLOP
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Malcolm Wallop